                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 1, 1999.


                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada              0-18429                   98-0121376
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


   4126 Norland Avenue, Burnaby, British Columbia                 V5G 3S8
   ----------------------------------------------                ----------
     (Address of principal executive offices)                    (zip code)


Registrant's telephone number, including area code 604-299-9321
                                                   ------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5


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ITEM 5. OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit No.   Description
        -----------   -----------
        Exhibit 99    The Loewen Group Inc. Press Release dated December 1,
                      1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 1999.

                                            THE LOEWEN GROUP INC.


                                            By: /s/ BRADLEY D. STAM
                                               ---------------------------------
                                            Name:  Bradley D. Stam
                                            Title: Senior Vice President, Law


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                                  EXHIBIT INDEX

                                                                      Sequential

Number         Exhibit                                            Page Number
------         -------                                            -----------
99             The Loewen Group Inc.                                   4
               Press Release dated December 1, 1999